Arrow Dogs of the World ETF

Ticker: DOGS

a series of Arrow Investments Trust

Supplement dated April 18, 2019

to the Prospectus dated December 1, 2018

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Effective immediately, the Arrow Dogs of the World ETF (the “Fund”) no longer invests in underlying investment companies as part of its principal investment strategies. The Fund’s Prospectus is being revised in connection with this change, as noted below.

1.	The “Fees and Expenses” subsection in the “Fund Summary” section on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	2.78%
Total Annual Fund Operating Expenses	3.38%
Fee Waiver(2)	(1.34)%
Total Annual Fund Operating Expenses After Fee Waiver(3)	1.64%

(1)	Expense information in the table has been restated to reflect current fees.
(2)	The Fund’s advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund until December 31, 2019 to ensure that the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, foreign custody transaction costs and foreign account set-up fees and extraordinary expenses such as litigation) will not exceed 0.65%. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limit or the limit in place at the time of recoupment. This agreement may be terminated by the Board of Trustees on 60 days’ written notice.

(2)	Fee Waiver and Total Annual Fund Operating Expenses after Fee Waiver have been restated to reflect current fees and expense waiver arrangements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$167	$877	$1,610	$3,550

2.	The last paragraphs in the “Principal Investment Strategies” subsection in the “Fund Summary” section of the Prospectus on page 2 and the “Principal Investment Strategies” subsection in the “Additional Information About the Principal Investment Strategies and Risks” section of the Prospectus on page 5 are hereby deleted and replaced with the following:

The Fund will generally use a “replication” strategy to seek to achieve its investment objective, meaning the Fund will invest in all of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Advisor believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole. The Fund may also invest its assets in cash and cash equivalents, as well as securities and other instruments not included in the Index but which the Advisor believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions).

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 1, 2018, as amended to date. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.

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